SUPPLEMENT DATED FEBRUARY 8, 2005
TO THE STATEMENT of ADDITIONAL INFORMATION of
INTEGRITY MANAGED PORTFOLIOS

Dated November 30, 2004

TO THE STATEMENT OF ADDITIONAL INFORMATION

I.      Under the section entitled “Monthomatic Investment Plan” on page 46, please note that the minimum initial investment for the Monthomatic Investment Plan has been lowered to $50.

II.       Under the section entitled “Minimum Investment” on page 47, the first sentence is replaced with the following:

The minimum initial investment for each Fund is $1,000 ($50 for the Monthomatic Investment Plan), and there is a $50 minimum on all additional investments (excluding reinvestment of dividends and capital gains).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE